Exhibit 10.19


                                Magna - Lab ,Inc.

                                       AND

                           Sands Brothers & Co., Ltd.


            ---------------------------------------------------------


                                WARRANT AGREEMENT




                           Dated as of January 1, 2002

      WARRANT AGREEMENT dated as of January 1, 2002 between Magna-Lab, Inc. a New York Corporation (the "Company"), and Sands Brothers Capital Corp.,Inc. (hereinafter referred to variously as a "Holder" or "Sands Brothers").

                              W I T N E S S E T H:

      WHEREAS, the Company proposes to issue to Sands Brothers, or its designees, warrants (the "Warrants") to purchase up to 500,000 shares of Class A Common Stock, $.001 par value, of the Company ("Common Stock"); and

      WHEREAS, Sands Brothers has agreed pursuant to that certain Engagement Letter Agreement for Financial Advisory Services (the "Financial Advisory Agreement"), dated as ofJanuary 1, 2002, between Sands Brothers and the Company to act as the Company's financial advisor to render financial and other general advice to the Company as an investment banker and communications counselor upon the terms and conditions more fully set forth in the Financial Advisory Agreement; and

      WHEREAS, the Warrants to be issued pursuant to this Agreement will be issued by the Company to Sands Brothers and its designees in consideration for, and as part of Sands Brothers's compensation in connection with, its acting as financial advisor pursuant to the Financial Advisory Agreement;


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

      NOW, THEREFORE, in consideration of the premises made herein, the agreements herein set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

      1. Grant. The Company will grant to the Holder (as such term is defined in Section 3 below) or its designees the right to purchase, up to 500,000 shares of Common Stock (subject to adjustment as provided in Section 6 hereof) subject to the terms and conditions of this Agreement according to the following schedule: warrants to purchase 250,000 shares of the Company's Common Stock to be issued by delivery of Warrant Certificates (as defined below) within thirty (30) days after the date hereof; and, unless a notice of "Early Termination" shall have been sent under the Financial Advisory Agreement,warrants to purchase an additional 250,000 shares to be issued by delivery of Warrant Certificates by the close of business on April 1, 2002. If a notice of "Early Termination" shall have been sent on or prior to April 1, 2002, the Company shall have no obligation to issue the second tranche of 250,000 Warrants. Each Warrant may be exercised at any time on or after the date of issuance thereof through and until 5:30 P.M., New York City time on June 30, 2003], at which time each Warrant shall expire and be of no further force or effect. Time shall be of the essence with respect to any purported exercise of a Warrant.

      2. Warrant Certificates. The warrant certificates (the "Warrant Certificates") to be delivered pursuant to this Agreement shall be in the form set forth in Exhibit A attached hereto and made a part hereof, with such appropriate insertions, omissions, substitutions, and other variations as required or permitted by this Agreement. The first 250,000 of Warrants shall be issued to the following persons or entities and in the amounts as follows:


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

                  Sands Brothers; Co., Ltd.   37,500 Warrants

                  Lori Kritzer                37,500 Warrants

                  Edmund R. Belak, Jr         37,500 Warrants

                  William G. Walters          37,500 Warrants

                  Mark Hong                   12,500 Warrants

Such Holders (as hereinafter defined) may request that the Warrants be issued or transferred to one or more other persons, , and the Company shall comply with such request if: (v) such Warrants shall not be issued in amounts for less than 40,000 Warrant Shares, (w) such request shall have been delivered to the Company at least five (5) business days prior to the date of proposed issuance or transfer and shall include the name and social security number or employer identification number and the address of the proposed transferee, (x) the transferring Holder shall have paid all stamp, documentary or similar taxes in connection with the transfer and/or issuance of the Warrants to such persons,
(y) all of the conditions to such issuance set forth in Section 5 shall have been satisfied, and (z) the transferring Holder shall have presented the Company with evidence satisfactory to the Company that the transfer of the Warrants to such other person(s) or entity(ies) is in compliance with all securities laws, including, without limitation, the Securities Act (as hereinafter defined).

      3. Exercise of Warrant.The exercise price for the Warrants shall be $0.80 per Warrant Share (subject to adjustment as provided in Section 6 below), and shall be payable by delivery of a certified check of a bank in New York Clearing House funds made payable to the order of the Company. Upon surrender at the Company's principal offices (presently located at 6 Kimball Lane, Linfield, Massachusetts 01940) of a Warrant Certificate prior to the expiration or termination


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

thereof with the annexed Form of Election to Purchase duly completed and executed by the Holder thereof (signature guaranteed if requested by the Company), together with full payment of the exercise price in the manner provided above for the purchase of the shares of Common Stock to be purchased pursuant thereto (the "Warrant Shares") the registered holder of such Warrant Certificate ("Holder" or "Holders") shall be entitled to receive a certificate or certificates for the shares of Common Stock purchased pursuant thereto. Time is of the essence in exercising any such rights. The purchase rights represented by each Warrant Certificate will be exercisable at the option of the Holder thereof, in whole or in part; provided, however, Warrants must be exercised for at least 40,000 Warrant Shares in each case. In the case of the purchase of less than all the Warrant Shares purchasable under any Warrant Certificate, the Company shall cancel said Warrant Certificate upon the surrender thereof and shall execute and deliver to the Holder thereof a new Warrant Certificate of like tenor for the balance of the Warrant Shares purchasable thereunder.

      4. Issuance of Certificates. Upon the satisfaction of all conditions precedent under this Agreement to the exercise of the Warrants, the issuance of the certificates for Warrant Shares or other securities, properties or rights to be delivered upon exercise thereof shall be made forthwith (and in any event within three (3) business days thereafter) without charge (except to the extent otherwise expressly set forth in this Agreement) to the Holder thereof including, without limitation, any stamp, documentary or other similar tax which may be payable in respect of the issuance thereof, and such certificates shall be issued in the name of, the Holder thereof.

      The Warrant Certificates and the certificates representing the Warrant Shares (and/or other securities, property or rights issuable upon the exercise of the Warrants) shall be executed on behalf


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

of the Company by the manual or facsimile signature of the then present Chairman or Vice Chairman of the Board of Directors or President or Vice President of the Company under its corporate seal reproduced thereon, attested to by the manual or facsimile signature of the then present Secretary or Assistant Secretary of the Company. Warrant Certificates shall be dated the date of execution by the Company upon initial issuance, division, exchange, substitution or transfer.

      5. Restrictions on Transfer, etc. As a condition precedent to the issuance of any Warrant, each Holder of such Warrant must agree to be bound by the terms and provisions of this Agreement that are binding on Sands Brothers or any other Holder as if such Holder were a party to this Agreement, and each Holder of such Warrant must acknowledge that each Warrant issued to such Holder and the Warrant Shares or other securities (the "Warrant Securities") issuable pursuant thereto have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), and each prospective Holder shall agree not to sell, pledge, distribute, offer for sale, transfer or otherwise dispose of any Warrant or any Warrant Securities issued upon its exercise in the absence of (a) an effective registration statement under the Securities Act as to the resale of such Warrant or such Warrant Securities and registration or qualification of such Warrant or such Warrant Securities for resale under any applicable Blue Sky or state securities law then in effect, or (b) an exemption from such registration and qualification and an opinion of Company's counsel to such effect. Each Warrant Certificate and each certificate or other instrument representing Warrant Securities issued upon the exercise of any Warrant may bear a legend substantially to the foregoing effect. As a condition precedent to the issuance thereof, each Holder of a Warrant must acknowledge and agree that such Holder shall not, except as expressly set forth in this Agreement, have any right to require the Company to register the resale of the Warrant or any Warrant Securities issuable upon its exercise under the Securities Act or under any applicable state securities laws, nor, except as expressly set forth in this Agreement, shall such Holder have any right to include the Warrant or any Warrant Securities issuable upon its exercise as part of any registration statement otherwise filed by the Company under the Securities Act or any applicable state securities laws. As a condition precedent to the issuance thereof, each Holder of a Warrant must (x) represent and warrant to the Company that the Warrants are being acquired, and the Warrant Securities issuable upon exercise thereof will be acquired, by the Holder for investment for its, his or her own account and not with a view to or for sale in connection with any distribution thereof within the meaning of the Securities Act or any applicable state securities law, and (y) acknowledge that the Warrants and the Warrant Securities issued pursuant thereto constitute restricted securities under Rule 144 promulgated by the Securities and Exchange Commission pursuant to the Securities Act, and may have to be held indefinitely. As a condition precedent to the issuance thereof, each Holder of a Warrant must represent and warrant that it has the knowledge and experience in financial and business matters and is otherwise capable of evaluating the merits and risks of the investment in the Warrants and the Warrant Securities issuable upon exercise of the Warrants, is able to bear the economic risk of such investment, and is an accredited investor within the meaning of Regulation D promulgated pursuant to the Securities Act. As a condition precedent to the issuance thereof, each Holder of a Warrant must represent and warrant that it, he or she has had the opportunity to make inquiries of and obtain from representatives and employees of the Company such other information about the Company as he, she or it deems necessary in connection with such investment.

      Section 6. Adjustments of Exercise Price and Number of Shares.

         6.1 Adjustment in Exercise Price. In case the Company shall at any time subdivide or combine the outstanding shares of Common Stock, the exercise price under the Warrants forthwith shall be proportionately decreased in the case of subdivision or proportionately increased in the case of combination.
6.2 Adjustment in Number of Shares. Upon each adjustment of the exercise price pursuant to the provisions of this Section 6, the number of Warrant Shares issuable upon the exercise of the Warrants shall be adjusted to the nearest full share by multiplying a number equal to the exercise price in effect immediately prior to such adjustment by the number of Warrant Shares issuable upon exercise of the Warrants immediately prior to such adjustment and dividing the product so obtained by the adjusted exercise price.

      6.3. Reclassification, Consolidation, Merger, etc. In case of any reclassification of the outstanding shares of Common Stock (other than a change in par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or in the case of any consolidation of the Company with, or merger of the Company into, another corporation (other than a consolidation or merger in which the Company is the surviving corporation and which does not result in any reclassification of the outstanding shares of Common Stock, except a change as a result of a subdivision or combination of such shares or a change in par value, as aforesaid), the Holder of each Warrant shall thereafter have the right to purchase, in lieu of the

Warrant Shares, upon the satisfaction of all of the conditions to the exercise of such Warrant in accordance with this Agreement, the kind and number of shares of stock and other securities and property receivable upon such reclassification, consolidation, or merger, as if the Holder were the owner of the Warrant Shares underlying such Warrant immediately prior to any such events.

      6.4 Minimum Exercise Price. In no event shall the exercise price per Warrant Share be less than the par value of a Warrant Share.

      7.1 Piggyback Registration. If, at any time commencing after the date hereof and expiring at 5:30 P.M., New York City time on June 30, 2003], the Company proposes to register any of its securities under the Securities Act (other than in connection with a merger , acquisition, employee stock option or employee stock purchase or savings or similar plan on Form S-4 or S-8 (or successor forms)), it will give written notice at least thirty (30) days prior to the filing of each such registration statement, to the Holders of the Warrants and/or the Warrant Securities of its intention to do so. If Holders of Warrant Securities notify the Company within fifteen (15) days after receipt of any such notice of its or their desire to include any such Warrant Securities in such proposed registration statement, the Company shall afford such Holders of the Warrants and/or Warrant Securities the opportunity to have the resale of any such Warrant Securities (but not the Warrants) registered under such registration statement. However, the Company shall not be obligated to include any portion (or all) of such Warrant Securities under such registration statement to the extent any underwriter or underwriters for the sale of such securities being otherwise registered by the Company shall determine in good faith that the inclusion of such

Warrant Securities (or any portion thereof) would jeopardize the successful sale of such other securities proposed to be sold by such underwriter or underwriters; provided, however, that if such offering includes securities being offered for resale by other sellers of the Company, then the Warrant Securities may be eliminated from such offering only to the extent that the securities being offered by such other sellers also are eliminated on a pari passu basis.

      Notwithstanding the provisions of this Section 7.1, the Company shall have the right at any time after it shall have given written notice pursuant to this
Section 7.1 (irrespective of whether a written request for inclusion of any such securities shall have been made) to elect not to file any such proposed registration statement, or to withdraw the same after the filing but prior to the effective date thereof.

      7.2 Demand Registration.

         (a) At any time commencing after the date hereof and expiring at 5:30 P.M. New York City time on June 30, 2003], the Holders of the Warrants and/or Warrant Securities representing a "Majority" (as hereinafter defined) of such securities shall have the right (which right is in addition to the registration rights under Section 7.1 hereof), exercisable by written notice to the Company, to require the Company to use its reasonable commercial efforts to prepare and file with the Securities and Exchange Commission (the "Commission") a registration statement and such other documents, including a prospectus, as may be necessary in the opinion of counsel for the Company in order to comply with the provisions of the Securities Act, so as to permit a public offering and sale of their respective Warrant Securities (but not the Warrants) by such Holders and any other Holders of the Warrant Securities who notify the Company within ten (10) days after receiving notice from the Company of such request. Notwithstanding the foregoing, the Company shall have no obligation to undertake to prepare or file (or undertake to cause to be declared effective) any such registration statement if it would require the Company to prepare or cause to be audited financial statements other than those financial statements prepared by the Company for its most recently filed Schedule 10-K, or if the Company shall have completed a public offering with respect to which the Holders were entitled to request inclusion pursuant to
Section 7.1 above within 180 days from the date of such demand. If any registration statement filed as a result of the exercise of the right to demand registration pursuant to this Section 7.1 shall be declared effective, then no Holder shall have any further right to demand registration pursuant to this
Section 7.2

         (b) The Company covenants and agrees to give written notice of any registration request under this Section 7.2 by any Holder or Holders to all other registered Holders of the Warrants and the Warrant Securities within ten
(10) days from the date of the receipt of any such registration request.

      7.3 Covenants of the Company with Respect to Registration.

      In connection with any registration under 7.2 hereof, the Company covenants and agrees as follows:

      (a) The Company shall use its reasonable commerical efforts to file a registration statement within ninety (90) days of receipt of any demand therefor, shall use its reasonable commerical efforts to have any registration statement declared effective at the earliest possible time, and shall furnish each Holder desiring to sell Warrant Securities such number of prospectuses as shall reasonably be requested.

      (b) The Company shall pay all costs (excluding fees and expenses of the Holder(s)' counsel and any underwriting or selling commissions), fees and expenses in connection with all registration statements filed pursuant to Sections 7.1 and 7.2(a) hereof including, without limitation, the Company's legal and accounting fees, printing expenses, blue sky fees and expenses.

      (c) The Company will take all necessary action which may be required in qualifying or registering the Warrant Securities included in a registration statement for offering and sale under the securities or blue sky laws of such states as reasonably are requested by the Holder(s), provided that the Company shall not be obligated to execute or file any general consent to do business under the laws of any such jurisdiction.

      (d) The Company shall indemnify the Holder(s) of the Warrant Securities to be sold pursuant to any registration statement and each person, if any, who controls such Holders within the meaning of Section 15 of the Act or Section 20(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), from and against any and all loss, claim, damage, expense or liability (including all expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) to which any of them may become subject under the Securities Act, the Exchange Act or otherwise, arising from such registration statement except to the extent arising from information furnished to Company by or on behalf of any of the Holders.

      (e) The Holder(s) of the Warrant Securities to be sold pursuant to a registration statement, and their successors and assigns, shall severally, and not jointly, indemnify the Company, its officers and directors and each person, if any, who controls the Company within the meaning of Section 15 of the Act or
Section 20(a) of the Exchange Act, from and against any and all loss, claim, damage, expense or liability (including all expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) to which they may become subject under the Securities Act, the Exchange Act or otherwise, arising from information furnished in writing by or on behalf of such Holders, or their successors or assigns, for specific inclusion in such registration statement.

      (f) Nothing contained in this Agreement shall be construed as requiring the Holder(s) to exercise their Warrants prior to the initial filing of any registration statement or the effectiveness thereof; it being understood, however, that the resale of Warrants shall not be covered by any registration statement.

      (g) For pursposes of this Agreement, the term "Majority" in reference to the Holders of Warrants or Warrant Securities, shall mean in excess of fifty percent (50%) of the then outstanding Warrant Securities.

      8. Exchange and Replacement of Warrant Certificates. Each Warrant Certificate is exchangeable without expense, upon the surrender thereof by the Holder at the principal executive office of the Company, for a new Warrant Certificate of like tenor and date representing in the aggregate the right to purchase the same number of Warrant Securities in such denominations as shall be designated by the Holder thereof at the time of such surrender; provided, however, the Company shall not be required to deliver any Warrant Certificate representing a right to purchase less than 40,000 Warrant Shares ; provided, further, the Holder requesting such new certificate shall pay any stamp, documentary or similar tax in connection therewith.

      Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of any Warrant Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of the Warrants, if mutilated, the Company will make and deliver a new Warrant Certificate of like tenor, in lieu thereof.

      10. Elimination of Fractional Interests. The Company shall not be required to issue certificates representing fractions of shares of capital stock upon the exercise of the Warrants, nor shall it be required to issue scrip or pay cash in lieu of fractional interests, it being the intent of the parties that all fractional interests shall be eliminated by rounding any fraction up or down to the nearest whole number of shares of capital stock, or other securities, properties or rights.

      11. Reservation and Listing of Securities. The Company shall at all times reserve and keep available out of its authorized shares of Common Stock, solely for the purpose of issuance upon the exercise of the Warrants, such number of shares of Common Stock or other securities, properties or rights as shall be issuable upon the exercise thereof. The Company covenants and agrees that, upon exercise of the Warrants and payment of the exercise price therefor, all shares of Common Stock and other securities issuable upon such exercise shall be duly and validly issued, full paid, non-assessable and not subject to the preemptive rights of any stockholder. As long as the Warrants shall be outstanding, the Company shall use its best efforts to cause all shares of Common Stock issuable upon the exercise of the Warrants to be listed (subject to official notice of issuance) on all securities exchanges, if any, on which the Common Stock issued to the public in connection herewith may then be listed and/or quoted on NASDAQ.

      12. Notices to Warrant Holders. Nothing contained in this Agreement shall be construed as conferring upon the Holders the right to vote or to consent or to receive notice as a stockholder in respect of any meetings of stockholders for the election of directors or any other matter, or as having any rights whatsoever as a stockholder of the Company. If, however, at any time prior to the expiration of the Warrants and their exercise, any of the following events shall occur:

            (a) the Company shall take a record of the holders of its shares of Common Stock for the purpose of entitling them to receive a dividend or distribution payable otherwise than in cash, or a cash dividend or distribution payable otherwise than out of current or retained earnings, as indicated by the accounting treatment of such dividend or distribution on the books of the Company; or

            (b) the Company shall offer to all the holders of its Common Stock any additional shares of capital stock of the Company or securities convertible into or exchangeable for shares of capital stock of the Company, or any option, right or warrant to subscribe therefor; or

            (c) a dissolution, liquidation or winding up of the Company (other than in connection with a consolidation or merger) or a sale of all or substantially all of its property, assets and business as an entirety shall be proposed; then, in any one or more of said events, the Company shall use its reasonable commercial efforts to give written notice of such event at least fifteen (15) days prior to the date fixed as a record date or the date of closing the transfer books for the determination of the stockholders entitled to such dividend, distribution, convertible or exchangeable securities or subscription rights, or entitled to vote on such proposed dissolution, liquidation, winding up or sale.

                  13. Notices. All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed to have been duly made when delivered, or mailed by registered or certified mail, return receipt requested properly addressed and postage prepaid, or on the next business day if sent by nationally recognized overnight courier service, properly addressed and postage prepaid:

      (a) If to the registered Holder of the Warrants, to the address of such Holder as shown on the books of the Company; or

      (b) If to the Company, to the address set forth in Section 3 hereof

with a copy to:    Harris Beach LLP
                   500 Fifth Avenue, 5th Floor
                   New York, NY  10110
                   Attention:  Irwin Rosenthal, Esq.

or to such other address as the Company may designate by notice to the Holders.

      14. Supplements and Amendments. The Company and Sands Brothers may from time to time supplement or amend this Agreement without the approval of any other Holders of Warrant Certificates in order to cure any ambiguity, to correct or supplement any provision contained herein which may be defective or inconsistent with any provisions herein, or to make any other provisions in regard to matters or questions arising hereunder which the Company may deem necessary or desirable and which the Company and Sands Brothers deem shall not adversely affect the interests of the Holders of Warrant Certificates.

      15. Successors. All the covenants and provisions of this Agreement shall be binding upon and inure to the benefit of the Company, the Holders and their respective successors and assigns hereunder.

      16. Termination. This Agreement shall terminate at the close of business on, June 30, 2003].

      17. Governing Law; Submission to Jurisdiction. This Agreement and each Warrant Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of New York and for all purposes shall be construed in accordance with the internal, substantive laws of said State applicable to contracts executed delivered and to be fully performed in such State (regardless of where actually executed, delivered and performed), without giving effect to any contrary rules of said State governing the conflicts of laws.

      The Company, Sands Brothers and the Holders hereby agree that any action, proceeding or claim against it arising out of, or relating in any way to, this Agreement shall be brought and enforced in the courts of the State of New York or of the United States of America for the Southern District of New York, and irrevocably submits to such jurisdiction, which jurisdiction shall be exclusive. The Company, Sands Brothers and the Holders hereby irrevocably waive any objection to such exclusive jurisdiction or inconvenient forum. Any such process or summons to be served upon any of the Company, Sands Brothers and the Holders (at the option of the party bringing such action, proceeding or claim) may be served by transmitting a copy thereof, by registered or certified mail, return receipt requested, postage prepaid, addressed to it at the address set forth in Section 13 hereof. Such mailing shall be deemed personal service and shall be legal and binding upon the party so served in any action, proceeding or claim. 18. Entire Agreement; Modification. This Agreement contains the entire understanding between the parties hereto with respect to the subject matter hereof and may not be modified or amended except by a writing duly signed by the party against whom enforcement of the modification or amendment is sought.

      19. Severability. If any provision of this Agreement shall be held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision of this Agreement.

      20. Captions. The caption headings of the Sections of this Agreement are for convenience of reference only and are not intended, nor should they be construed as, a part of this Agreement and shall be given no substantive effect.

      21. Benefits of this Agreement. Nothing in this Agreement shall be construed to give to any person or corporation other than the Company and Sands Brothers and any other registered Holder(s) of the Warrant Certificates or Warrant Securities any legal or equitable right, remedy or claim under this Agreement; and this Agreement shall be for the sole and exclusive benefit of the Company and Sands Brothers and any other Holder(s) of the Warrant Certificates or Warrant Securities.

      22. Counterparts. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and such counterparts shall together constitute but one and the same instrument.


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

      23. BlueStone Agreements terminated. Sands Brothers represents and warrants that, to the best of its knowledge after diligent inquiry, , any warrant agreement or advisory agreement between the Company and BlueStone Capital Corp., Inc. ("BlueStone"), and any warrants issued or issuable in connection therewith, are null and void and of no further force or effect, and Sands Brothers represents and warrants that it has not acquired any warrants or rights to acquire warrants from BlueStone or any rights in any agreement to issue warrants to BlueStone or in any advisory agreement between BlueStone and the Company.;.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the day and year first above written.

[SEAL]                                      Magna-Lab ,Inc.


                                            By: /s/ John Geisel
                                                --------------------------------
Attest:                                              Name: John Geisel
                                                     Title: CEO
/s/ Kenneth Riscica
---------------------------------
  Kenneth Riscica, Secretary

                                            Sands Brothers & Co., Inc.


                                            By: /s/ Edmund Belak
                                                --------------------------------
                                                     Name:  Edmund Belak
                                                     Title:

EXHIBIT A

THE OFFER, SALE OR RESALE OF THE WARRANTS REPRESENTED BY THIS CERTIFICATE AND THE OTHER SECURITIES ISSUABLE UPON EXERCISE HEREOF HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR ANY STATE SECURITIES OR BLUE SKY LAWS AND MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, EXCEPT PURSUANT TO (i) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR (ii) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT AND AN OPINION OF COUNSEL, IF SUCH OPINION SHALL BE REASONABLY SATISFACTORY TO COUNSEL FOR THE ISSUER, THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS AVAILABLE.

THE TRANSFER OR EXCHANGE OF THE WARRANTS REPRESENTED BY THIS CERTIFICATE IS RESTRICTED IN ACCORDANCE WITH THE WARRANT AGREEMENT REFERRED TO HEREIN.

                            EXERCISABLE ON OR BEFORE
                     5:30 P.M. NEW YORK TIME, June 30, 2003]

NO. W-______                                   ( Number of )       Warrants

                               WARRANT CERTIFICATE

      This Warrant Certificate certifies that ( Name of Holder )., or registered assigns, is the registered holder of ( Number of ) Warrants to purchase initially at any time from June 30, 2003] until 5:30 p.m. New York time on June 30, 2003] (the "Expiration Date"), up to ( Number of ) fully-paid and non-assessable shares of common stock, $.01 par value ("Common Stock") of Magna-Lab,Inc. a New York corporation (the "Company"), at the initial exercise price, subject to adjustment in certain events (the "Exercise Price"), of $0.80per share of Common Stock ; upon surrender of this Warrant Certificate and payment of the applicable Exercise Price at an office or agency of the Company, but subject to the conditions set forth herein and in the Warrant Agreement dated as of January 1,2002 between the Company and Sands Brothers Capital Corp,. Inc. (the "Warrant Agreement"). Payment of the applicable Exercise Price shall be made by certified check in New York Clearing House funds payable to the order of the Company.

      No Warrant may be exercised after 5:30 p.m., New York time, on the Expiration Date, at which time all Warrants evidenced hereby, unless exercised prior thereto, shall thereafter be void. Time is of the essence with respect to exercising the Warrants.

      The Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Warrants issued pursuant to the Warrant Agreement, which Warrant Agreement is hereby incorporated by reference herein and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Company and the holders (the words "holders" or "holder" meaning the registered holders or registered holder) of the Warrants.

      The Warrant Agreement provides that upon the occurrence of certain events, the then applicable Exercise Price and the type and/or number of the Company's securities issuable thereupon may, subject to certain conditions, be adjusted. In such event, the Company will, at the request of the holder, issue a new Warrant Certificate evidencing the adjustment in the then applicable Exercise Price and the number and/or type of securities issuable upon the exercise of the Warrants; provided, however, that the failure of the Company to issue such new Warrant Certificates shall not in any way change, alter, or otherwise impair, the rights of the holder as set forth in the Warrant Agreement.

      Upon due presentment for registration of transfer of this Warrant Certificate at an office or agency of the Company, a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued to the transferee(s) in exchange for this Warrant Certificate, subject to the limitations provided herein and in the Warrant Agreement, without any charge except for any tax or other governmental charge imposed in connection with such transfer.

      Upon the exercise of less than all of the Warrants evidenced by this Certificate, the Company shall forthwith issue to the holder hereof a new Warrant Certificate representing such number of unexercised Warrants.

      The Company may deem and treat the registered holder(s) hereof as the absolute owner(s) of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, and of any distribution to the holder(s) hereof, and for all other purposes, and the Company shall not be affected by any notice to the contrary.

      All terms used in this Warrant Certificate which are defined in the Warrant Agreement shall have the meanings assigned to them in the Warrant Agreement. If any terms set forth in this Warrant Certificate shall conflict with any of the terms set forth in the Warrant Agreement, the terms set forth in the Warrant Agreement shall govern.

      By his, her, or its acceptance of this Warrant Certificate, the Holder of this Warrant Certificate agrees, acknowledges, represents, and warrants as follows: The Holder of this Warrant agrees to be bound by all of the terms and conditions binding on Sands Brothers & Co., Ltd. or the other Holders under the Warrant Agreement as if the Holder hereof was a party to such Warrant Agreement. The Holder of this Warrant acknowledges that this Warrant and the Warrant Shares or other securities (the "Warrant Securities") issuable pursuant hereto have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), and the Holder of this Warrant agrees not to sell, pledge, distribute, offer for sale, transfer or otherwise dispose of this Warrant or any Warrant Securities issued upon its exercise in the absence of (a) an effective registration statement under the Securities Act as to the resale of such Warrant or such Warrant Securities and registration or qualification of such Warrant or such Warrant Securities for resale under any applicable Blue Sky or state securities law then in effect, or (b) an exemption from such registration and qualification and an opinion of Company's counsel to such effect. The Holder of this Warrant acknowledges and agrees that such Holder shall not, except as expressly set forth in the Warrant Agreement, have any right to require the Company to register the resale of the Warrant or any Warrant Securities issuable upon its exercise under the Securities Act or under any applicable state securities laws, nor, except as expressly set forth in the Warrant Agreement, shall such Holder have any right to include the Warrant or any Warrant Securities issuable upon its exercise as part of any registration statement otherwise filed by the Company under the Securities Act or any applicable state securities laws. The Holder of this Warrant (x) represents and warrants to the Company that the Warrants are being acquired, and the Warrant Securities issuable upon exercise hereof will be acquired, by the Holder for investment for its, his or her own account and not with a view to or for sale in connection with any distribution thereof within the meaning of the Securities Act or any applicable state securities law, and (y) acknowledges that the Warrants and the Warrant Securities issued pursuant thereto constitute restricted securities under Rule 144 promulgated by the Securities and Exchange Commission pursuant to the Securities Act, and may have to be held indefinitely. The Holder of this Warrant represents and warrants that it has the knowledge and experience in financial and business matters and is otherwise capable of evaluating the merits and risks of the investment in the Warrants and the Warrant Securities issuable upon exercise of the Warrants, is able to bear the economic risk of such investment, and is an accredited investor within the meaning of Regulation D promulgated pursuant to the Securities Act. The Holder of this Warrant represents and warrants that it, he or she has had the opportunity to make inquiries of and obtain from representatives and employees of the Company such other information about the Company as he, she or it deems necessary in connection with such investment.

      IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed under its corporate seal.

Dated as of      , 2002

                                                Magna-Lab,Inc.


[SEAL]                                          By:____________________________
                                                Name:
                                                Title:

Attest:

_______________________________
                    , Secretary

                         [FORM OF ELECTION TO PURCHASE ]

      The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to purchase _______ shares of Common Stock and herewith tenders in payment for such securities a certified check of a bank payable in New York Clearing House Funds to the order ofMagna-Lab,Inc.. in the amount of $__________, all in accordance with the terms of the Warrant Agreement, dated as of January 1, 2002, between Magna-Lab, Inc. and Sands Brothers & Co., Inc. (the "Warrant Agreement"). The undersigned requests that a certificate for such securities be registered in the name of __________________ whose address is ____________________ and that such Certificate be delivered to _______________ whose address is ____________________. The undersigned represents and warrants that all conditions precedent to the exercise of the warrants to be exercised hereby have been satisfied in full as of the date hereof.


Dated:


                           Signature ______________________________

                           (Signature must conform in all respects to name of holder as specified on the face of the Warrant Certificate.)


                           (Insert Social Security or Other
                           Identifying Number of Holder)

                        (Insert Social Security or Other
                          Identifying Number of Holder)

                              [FORM OF ASSIGNMENT]

      (To be executed by the registered holder if such holder desires to transfer the Warrant Certificate.)

      FOR VALUE RECEIVED
hereby sells, assigns and transfers unto


      (Please print name and address of transferee)

this Warrant Certificate, together with all right, title and interest therein, and hereby irrevocably constitutes and appoints _________ Attorney, to transfer the within Warrant Certificate on the books of the within-named Company, with full power of substitution.

Dated:

      Signature: _________________

      (Signature must confirm in all respects to name of holder as specified on the face of the Warrant Certificate.)

        (Insert Social Security or Other Identifying Number of Assignee).


                                       26